UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2021

Ashland Global Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-211719	81-2587835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8145 Blazer Drive, Wilmington, Delaware	19808
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 995-3000

N.A.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ASH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 18, 2021, Ashland Global Holdings Inc., through its subsidiaries ISP Marl Holdings GmbH, as purchaser, and Ashland Industries Europe GmbH, as guarantor (for payment obligations only) (collectively, “Ashland”), and Schülke & Mayr GmbH (“Seller”) entered into a Master Asset Purchase Agreement (the “Agreement”). Pursuant to the Agreement, Ashland has agreed to acquire Seller’s personal care business (the “PC Business”) for a base purchase price of EUR 259,820,000 plus a total amount equal to a per diem amount of EUR 5,500 from and including January 1, 2021 until and including the closing date (the “Purchase Price”), plus the assumption of certain liabilities of the PC Business as specified in the Agreement. The Purchase Price is subject to adjustment for (i) changes in Closing Date Liabilities (as defined in the Agreement) of the PC Business from a specified target, and (ii) changes in Target Entities Net Debt (as defined in the Agreement) of the PC Business from a specified target.

In the Agreement, Ashland and Seller have made customary representations and warranties and have agreed to customary covenants relating to the acquisition. Specifically, (i) before the closing, Seller will be subject to certain business conduct restrictions with respect to the PC Business and (ii) for three years following the closing, neither Seller nor any of its controlled subsidiaries will directly or indirectly engage in any business activity that competes with the PC Business, subject to certain exceptions as described in the Agreement.

Ashland and Seller have agreed to indemnify each other for losses arising from certain breaches of the Agreement and for certain other liabilities.

Ashland and Seller have agreed to enter into related transaction agreements at the closing, including transition and reverse transition services agreements, certain intellectual property agreements, and certain contract manufacturing services agreements.

The acquisition is subject to certain customary closing conditions, including certain antitrust approvals in foreign jurisdictions. Subject to certain exceptions, the Agreement provides that the closing will occur on a date that is the last business day of the month after the satisfaction of the closing conditions but cannot occur before three (3) months after the signing date or four (4) weeks after certain information letters have been delivered to certain German employees. There is no financing condition to the obligations of Ashland to consummate the transaction. The Agreement also contains certain termination rights, including the right of either party to terminate the Agreement if the closing has not occurred on or before six (6) months after the signing date.

The above description of the Agreement and the purchase of the PC Business does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference.

The Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Ashland or Seller. The Agreement contains representations and warranties that Ashland, on one hand, and Seller, on the other hand, made to and solely for the benefit of each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the contract or contained in confidential disclosure schedules. These disclosure schedules modify, qualify or create exceptions to the representations and warranties set forth in the Agreement. Some of those representations and warranties (i) may not be accurate or complete as of any specified date and are modified, qualified and created in important part by the underlying disclosure schedules, (ii) may be subject to a contractual standard of materiality different from those generally applicable to security holders or (iii) may have been used for the purpose of allocating risk between the parties to the Agreement rather than establishing matters as facts. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information. Security holders are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Ashland or Seller. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Ashland’s public disclosures.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements include, but are not limited to, statements relating to our expectation that the proposed acquisition of Schülke & Mayr’s personal care business will be completed before the end of the June quarter and that the proposed acquisition will become immediately accretive to earnings per share. In addition, Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the strategic and competitive advantages of the expected acquisition, as well as the economy and other future events or circumstances.

Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make, including the proposed acquisition of Schülke & Mayr’s personal care business (including the possibility that Ashland may not complete the proposed acquisition or Ashland may not realize the anticipated benefits from such transactions); and severe weather, natural disasters, public health crises (including the current COVID-19 pandemic) and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this report whether as a result of new information, future events or otherwise. Information on the respective websites of Ashland, EQT and Schülke & Mayr is not incorporated into or a part of this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit (2.1)

Master Asset Purchase Agreement, dated January 18, 2021, entered into by and between Schülke & Mayr GmbH, ISP Marl Holdings GmbH, and Ashland Industries Europe GmbH (pursuant to Item 601(b)(2) of Regulation S-K, exhibits, schedules and certain annexes to the Master Asset Purchase Agreement have been omitted; exhibits, schedules and annexes will be supplementally provided to the SEC upon request)

Exhibit (104)	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.

Date: January 22, 2021	By:	/s/ Yvonne Winkler von Mohrenfels
Yvonne Winkler von Mohrenfels
Senior Vice President,
General Counsel and Secretary